Commitments and contingencies	12 Months Ended
Mar. 31, 2018
Commitments and contingencies
Commitments and contingencies

22.         Commitments and contingencies

Commitments

In March 2013, the Group entered into a contract with Boeing (the “2013 Boeing Contract”) whereby the Group agreed to purchase 175 Boeing 737-800 “next-generation” aircraft over a five year period from calendar 2014 to 2018. This agreement was approved at an EGM of Ryanair Holdings plc on June 18, 2013.  There were 29 aircraft deliveries remaining at March 31, 2018.

In April 2014, the Group agreed to purchase an additional 5 Boeing 737-800 “next-generation” aircraft for delivery in fiscal year 2016 on the same terms and conditions as the 2013 Boeing Contract.  In March 2015, the Group announced the purchase of an additional 3 Boeing 737-800 aircraft for delivery in early 2016 on the same terms as the 2013 Boeing Contract.  This brings the total “firm” new deliveries to 183 aircraft.

In September 2014, the Group agreed to purchase up to 200  (100 firm orders and 100 subject to option) Boeing 737-MAX-200 aircraft from The Boeing Corporation during the period fiscal year 2019 to fiscal year 2024 (the “2014 Boeing Contract”). This agreement was approved at an EGM of Ryanair Holdings plc on November 28, 2014. In June 2017, the Group agreed to purchase an additional 10 Boeing 737-MAX-200 aircraft. This brings the total number of 737-MAX-200 aircraft on order to 210, with a list value of approximately $21.5 billion (assuming all options are exercised). In April 2018, the Company announced that it has converted 25 Boeing 737-MAX-200 options into firm orders. This brings the Company’s firm order to 135 Boeing 737-MAX-200s with a further 75 options remaining.

The table below details the firm aircraft delivery schedule at March 31, 2018 and March 31, 2017 for the Group pursuant to the 2013 and 2014 Boeing contracts.

		Firm	Firm Aircraft		Basic	Firm Aircraft
	Aircraft	Aircraft	Deliveries		price per	Deliveries
	Delivered at	Deliveries	Post Fiscal	Total	aircraft	Fiscal Years
	March 31,	Fiscal Year	Years	“Firm”	(U.S.$	2016-2018 at
	2018	2019	2018/2019	Aircraft	million)	March 31, 2017
2013 Contract	154	29	—	183	78.49	104
2014 Contract	—	—	135	135	102.50	—
Total	154	29	135	318		104

The “Basic Price” (equivalent to a standard list price for an aircraft of this type) for each aircraft governed by the 2013 Boeing contract will be increased by (a) an estimated U.S.$2.9 million per aircraft for certain “buyer furnished” equipment the Group has asked Boeing to purchase and install on each of the aircraft, and (b) an “Escalation Factor” designed to increase the Basic Price, as defined in the purchase agreement, of any individual aircraft by applying a formula which reflects increases in the published U.S. Employment Cost and Producer Price indices between the time the Basic Price was set and the period of 18 to 24 months prior to the delivery of such aircraft.

The “Basic Price” (equivalent to a standard list price for an aircraft of this type) for each aircraft governed by the 2014 Boeing contract will be increased by (a) an estimated U.S.$1.6 million per aircraft for certain “buyer furnished” equipment the Group has asked Boeing to purchase and install on each of the aircraft, and (b) an “Escalation Factor” designed to increase the Basic Price, as defined in the purchase agreement, of any individual aircraft by applying a formula which reflects increases in the published U.S. Employment Cost and Producer Price indices between the time the Basic Price was set and the period of 18 to 24 months prior to the delivery of such aircraft.

Boeing has granted Ryanair certain price concessions as part of the Boeing 2013 Contract and the 2014 Contract. These take the form of credit memoranda to the Group for the amount of such concessions, which the Group may apply toward the purchase of goods and services from Boeing or toward certain payments, other than advance payments, in respect of the purchase of the aircraft under the various Boeing contracts.

Boeing and CFMI (the manufacturer of the engines to be fitted on the purchased aircraft) have also agreed to give the Group certain allowances in addition to providing other goods and services to the Group on concessionary terms. These credit memoranda and allowances will effectively reduce the price of each aircraft to the Group. As a result, the effective price of each aircraft (the purchase price of the new aircraft net of discounts received from Boeing) will be significantly below the Basic Price mentioned above. At March 31, 2018 and March 31, 2017, the total potential commitment to acquire all 164 (2017: 179) “firm” aircraft, not taking such increases and decreases into account, will be approximately U.S. $16.1 billion (2017: U.S. $16.5 billion).

Operating leases

The Company financed 76 of the Boeing 737-800 aircraft delivered between December 2003 and March 2014 under 7-year, sale-and-leaseback arrangements with a number of international leasing companies, pursuant to which each lessor purchased an aircraft and leased it to Ryanair under an operating lease. Between October 2010 and March 2018, 45 operating lease aircraft were returned to the lessor at the agreed maturity date of the lease. At March 31, 2018 Ryanair had 31 operating lease aircraft in the fleet. As a result, Ryanair operates, but does not own, these aircraft. Ryanair has no right or obligation to acquire these aircraft at the end of the relevant lease terms. All 31 remaining operating leases are U.S. dollar-denominated which require Ryanair to make fixed rental payments. The Company has an option to extend the initial period of seven years on 16 of the 31 remaining operating lease aircraft as at March 31, 2018, on pre-determined terms. As at March 31, 2018 the Company has exercised 10 of these options to extend. The following table sets out the total future minimum payments of leasing 31 aircraft (2017: 33 aircraft; 2016: 43 aircraft), at March 31, 2018, 2017 and 2016, respectively:

	At March 31,
	2018	2017	2016
	Minimum	Minimum	Minimum
	payments	payments	payments
	€M	€M	€M
Due within one year	76.8	88.9	93.5
Due between one and five years	73.5	142.9	184.8
Due after five years	—	—	0.5
Total	150.3	231.8	278.8

Finance leases

The Company financed 30 Boeing 737-800 aircraft delivered between March 2005 and March 2014 with 13-year euro-denominated Japanese Operating Leases with Call Options (“JOLCOs”). These structures are accounted for as finance leases and are initially recorded at fair value in the Company’s balance sheet. Under each of these contracts, Ryanair has a call option to purchase the aircraft at a pre-determined price after a period of 10.5 years, which it may exercise. Ryanair exercised this option for 6 of these aircraft in fiscal year 2018 (2017: 4; 2016: 0).  6 aircraft have been financed through euro-denominated 12 year amortising commercial debt transactions.

The following table sets out the total future minimum payments of leasing the remaining 16 aircraft (2017: 22 aircraft; 2016: 26 aircraft) under JOLCOs at March 31, 2018, 2017 and 2016, respectively:

	At March 31,
	2018		2017		2016
		Present		Present		Present
		value of		value of		value of
	Minimum	Minimum	Minimum	Minimum	Minimum	Minimum
	payments	payments	payments	payments	payments	payments
	€M	€M	€M	€M	€M	€M
Due within one year	129.4	124.5	131.5	126.5	110.6	106.4
Due between one and five years	199.7	178.6	327.9	290.5	460.1	401.7
Due after five years	—	—	—	—	—	—
Total minimum lease payments	329.1	303.1	459.4	417.0	570.7	508.1
Less amounts allocated to future financing costs	(2.9)	(2.7)	(2.9)	(2.7)	(5.4)	(5.0)
Present value of minimum lease payments	326.2	300.4	456.5	414.3	565.3	503.1

Commitments resulting from the use of derivative financial instruments by the Company are described in Notes 4 and 10 to the consolidated financial statements.

Contingencies

The Company is engaged in litigation arising in the ordinary course of its business. Although no assurance can be given as to the outcome of any current or pending litigation, management does not believe that any such litigation will, individually or in the aggregate, have a material adverse effect on the results of operations or financial condition of the Company, except as described below.

Since 2002, the European Commission has examined the agreements between Ryanair and various airports to establish whether they constituted illegal state aid. In many cases, the European Commission has concluded that the agreements did not constitute state aid. In other cases, Ryanair has successfully challenged the EU commission finding that there was state aid.  In July and October 2014, the European Commission announced findings of state aid to Ryanair in its arrangements with Pau, Nimes, Angouleme, Altenburg and Zweibrücken airports, ordering Ryanair to repay a total of approximately €9.9 million of alleged aid.  In July and November 2016, the European Commission announced findings of state aid to Ryanair in its arrangements with Cagliari and Klagenfurt respectively, ordering Ryanair to repay approximately €12.6 million of alleged aid. Ryanair has appealed the seven “aid” decisions to the EU General Court. These appeal proceedings are expected to take between two and four years.

Ryanair is facing similar legal challenges with respect to agreements with certain other airports, notably Paris (Beauvais), La Rochelle, Carcassonne, Girona, Reus, Târgu Mureș and Montpellier. These investigations are ongoing and Ryanair currently expects that they will conclude in late 2018, with any European Commission decisions appealable to the EU General Court.

Ryanair is also facing an allegation that it has benefited from unlawful state aid in a German court case in relation to its arrangements with Frankfurt (Hahn).

Adverse rulings in the above or similar cases could be used as precedents by competitors to challenge Ryanair’s agreements with other publicly-owned airports and could cause Ryanair to strongly reconsider its growth strategy in relation to public or state-owned airports across Europe. This could in turn lead to a scaling back of Ryanair’s growth strategy due to the smaller number of privately owned airports available for development. No assurance can be given as to the outcome of these proceedings, nor as to whether any unfavorable outcomes may, individually or in the aggregate, have a material adverse effect on the results of operations or financial condition of the Company.